SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                 Form 8-K

                               CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


              Date of Report (Date of earliest event reported):
                              February 23, 1998

                             SOMATOGEN, INC.
         (Exact name of registrant as specified in its charter)


                                Delaware
                       (State of Incorporation)

       0-19423                                      84-0991858
 Commission File Number                  IRS Employer Identification No.)


            2545 Central Avenue,  Suite FD1, Boulder,  CO 80301-2857
             (Address of principal executive offices and Zip Code)


                                (303) 440-9988
               Registrant's telephone number, including area code:






Somatogen and the Somatogen logo are tradenames of Somatogen, Inc. Optro(TM) is a trademark of Somatogen, Inc. All other brand names or trademarks appearing in this 8-K are the property of their respective holders.

Item 5.  Other Events.

     On February 24, 1998, Somatogen, Inc. (the "Company") announced that it had entered into an Agreement and Plan of Merger (the "Merger Agreement"), by and among the Company, Baxter International Inc. ("Baxter") and RHB1 Acquisition Corp., a wholly owned subsidiary of Baxter ("RHB1") on February 23, 1998. A copy of the joint press release announcing the execution of the Merger Agreement, Merger Agreement and form of Contingent Payment Rights Agreement are filed as Exhibits 99.7, 99.8 and 99.9, respectively, to this Form 8-K.

Item 7.  Exhibits.

     99.7 Press Release, dated as of February 24, 1998 entitled "Baxter to Acquire Somatogen."

     99.8 Agreement and Plan of Merger, dated February 23, 1998, between Baxter, RHB1 and Somatogen, Inc.

     99.9 Form of Contingent Payment Rights Agreement, between Baxter and First Truct National Association.


                                    SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated March 9, 1998


                                            SOMATOGEN, INC.

                                            By:   Andre de Bruin
                                            Its:  Chairman, President and CEO